UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note
Clayton Williams Energy, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to revise certain information in a news release furnished by the Company with its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2016.
In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in Items 2.02 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.02 -    Results of Operations and Financial Condition
On August 5, 2016, the Company issued the news release attached hereto as Exhibit 99.1 reporting the revised financial results of the Company for the quarter ended June 30, 2016.

Item 9.01 -    Financial Statements and Exhibits
The following exhibit is provided as part of the information furnished under Item 2.02 of this report.

Exhibit Number	Description

99.1	News release dated August 5, 2016 by Clayton Williams Energy, Inc. announcing revised second quarter 2016 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	August 5, 2016	By:	/s/ Mel G. Riggs
Mel G. Riggs
President

Date:	August 5, 2016	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and Chief Financial
Officer